THE 59 WALL STREET EUROPEN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN. EQUITY FUND
                  THE 59 WALL STREET INTERNATIONAL. EQUITY FUND a series of THE 59 WALL STREET FUND, INC. (the Corporation)

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1999

         Effective November 1, 1999, each of the European Equity Fund and the Pacific Basin Equity Fund will invest all of its assets in the European Equity Portfolio and the Pacific Basin Equity Portfolio, respectively. Each Portfolio is an open-end investment company having the same investment objective as its corresponding Fund.

         As a result of such investment, each Fund will no longer require investment advisory services. Instead, each Portfolio has entered into an investment advisory agreement with Brown Brothers Harriman & Co. which is substantially the same as the investment advisory agreements currently in effect between the Corporation with respect to each Fund and Brown Brothers Harriman & Co.

         Other mutual funds or institutional investors may invest in the Portfolios on the same terms and conditions as the Funds. However, these other investors may have different aggregate performance results. The Corporation may withdraw a Fund's investment in its corresponding Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is in the best interests of the Fund to do so.

         With respect to the European Equity Fund and the Pacific Basin Equity Fund, the following tables in the section of the Prospectus titled "Fees and Expenses of the Fund" are revised as follows:


                         ANNUAL FUND OPERATING EXPENSES1
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)

                                                                         European                   Pacific Basin
                                                                         Equity Fund                Equity Fund
Management Fees                                                          0.65%                         0.65%

Distribution (12b-1) Fees                                                None                          None

Other Expenses
  Administration Fee                                              0.16%                    0.16%
 Shareholder Servicing/ Eligible Institution Fee                  0.25                     0.25
  Other Expenses                                                  0.16   0.57              0.57        0.98
                                                                  ----   ----              ----        ----
Total Annual Fund Operating Expenses2                                    1.22%

                       1.63%
----------------------------------------------------------------------------------------------------------------------
1The  expenses  shown for each Fund  include the  expenses of its  corresponding
Portfolio.
----------------------------------------------------------------------------------------------------------------------
2The annual fund operating  expenses for the past fiscal year have been restated
  for purposes of this table to reflect fees currently in effect.

                                     EXAMPLE
   This example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:



                           European Equity Fund      Pacific  Basin Equity Fund

              1 year           $  124                                   $  166
              3 years          $  387                                   $  514
              5 years          $  670                                   $  887
            10 years           $1,477                                   $1,933

The table and example above reflect the expenses of each Fund and its respective Portfolio.




                 The date of this supplement is October 21,1999.











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